A. Settlement Statement	U.S. Department of Housing	OMB Approval No. 2502-0285
and Urban Development

B. Type of Loan

1. FHA 2. RHS 3. Conv. Unins.	6. File Number		7. Loan Number	8. Mortgage Insurance Case Number
4. VA 5. Conv. Ins.	10-0728
C. Note: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agenet are shown. Items marked "(p.o.c)" were paid outsie the closing; they are shown here for information purposes and are not included in the totals.
D. Name and Address of borrower		E. Name and Address of Seller		F. Name and Address of Lender
Lakeland Industries, Inc.		Harvey Pride Jr.
834 3rd Avenue		202 Pride Lane, SW
New York, NY 10022		Decatur, AL 35603
G. Property Location			H. Settlement Agent
201 Pride Lane, SW			NOWLIN & ASSOCIATES, LLC
Decatur, AL 35603
			Place of Settlement		I. Settlement Date
			118 Moulton Street East 1st Floor		6/29/2010
			Decatur, AL 35601-2371		DD: 06/29/10
J. SUMMARY OF BORROWER'S TRANSACTION:			K. SUMMARY OF SELLER'S TRANSACTION:
100	GROSS AMOUNT DUE FROM BORROWER		400	GROSS AMOUNT DUE TO SELLER
101	Contract Sales price	250,000.00	401	Contract sales price	$250,000.00
102	Personal property		402	Personal property
103	Settlement changes to borrower (line 1400)	2,317.00	403
104			404
105			405
Adjustments for items paid by seller in advance			Adjustments for items paid by seller in advance
106	City/town taxes to		406	City/town taxes to
107	County taxes to		407	County taxes to
108	Assessments to		408	Assessments to
109			409
110			410
111			411
112			412
120	GROSS AMOUNT DUE FROM BORROWER	252,317.00	420	GROSS AMOUNT DUE TO SELLER	$250,000.00
200	AMOUNTS PAID BY OR IN BEHALF OF BORROWER		500	REDUCTIONS IN AMOUNT TO SELLER
201	Deposit or earnest money	1,000.00	501	Excess Deposit (see instructions)	$1,000.00
202	Principal amount of new loan(s)		502	Settlement charges to seller (line 1400)	$1,825.00
203	Existing loans(s) taken subject to		503	Existing loan(s) taken subject to
204			504	Payoff of first mortgage loan	$144,066.58
				BBVA Compass
205			505	Payoff of second mortgage loan

206			506
207			507
208			508
209			509
	Adjustments for items unpaid by seller			Adjustments for items unpaid by seller
210	City/town taxes to		510	City/town taxes to
211	County taxes to		511	County taxes to
212	Assessments to		512	Assessments to
213	Purchaser will pay 2010 Property Taxes		513	Purchaser will pay 2010 Property Taxes
214			514
215			515
216			516
217			517
218			518
219			519
220	TOTAL PAID BY / FOR BORROWER	1,000.00	520	TOTAL REDUCTION AMOUNT DUE SELLER	$146,891.58
300	CASH AT SETTLEMENT FROM OR TO BORROWER		600	CASH AT SETTLEMENT TO OR FROM SELLER
301	Gross amount due from borrower (line 120)	252,317.00	601	Gross amount due to seller (line 420)	$250,000.00
302	Less amounts paid by/for borrower (line 220)	1,000.00	602	Less reduction amount due to seller (line 502)	146891.58
303	CASH FROM: BORROWER	251,317.00	603	CASH TO: SELLER	103108.42

SUBSTITUTE FORM 1099 SELLER STATEMENT: The information contained herein is important tax information and is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence or other sanction will be imposed on you. If this item is required to be reported and the IRS determines that it has not been reported. The Contract Sales Price describned on (Line 401) above constitues the Gross proceeds of this transaction.
SELLER INSTRUCTIONS: To determin if you have to report the sale or exchange of your primary residence on your tax return, see the Schedule D (Form 1040) instructions. If the realestate was not your primary residence, complete the appolicable parts of Form 4797, Form 6252 and/or Schedule D (Form 1040)
You are required by law to provide the settlement agent with your correct raxpayer identification number. If you do not provide your correct number, you may be suject to civeil or criminal penalties by law. Under penalties of purjury. I certify that the number shown on this statement is my correct taxpayer identification number.

06-25-2010 at 2:10 PM	form HUD-1 (3/86) ref Handbook 4305.2

	L. SETTLEMENT CHARGES: File Number 10-0728	PAID FROM BORROWER'S FUNDS AT SETTLEMENT	PAID FROM SELLER'S FUNDS AT SETTLEMENT
700	TOTAL SALES/BROKER'S COMMISSION based on price $ @ =
Division of commission (line 700) as follows:
701	$ to
702	$ to
703	Commission paid at Settlement
704
800	ITEMS PAYABLE IN CONNECTION WITH LOAN P.O.C.
801	Loan Origination Fee %
802	Loan Discount %
803	Appraisal Fee to
804	Credit Report to
805	Lender's inspection Fee to
806	Tax Service Fee to
807	Underwriter Fee to
808
809	Document Preparation
810	Courier Fee
811
812
813
814
815
900	ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE
901	Interest from to @$ /day
902	Mortage Insurance Premium to
93	Hazard Insurance Premium yrs. to
904
905
1000	RESERVES DEPOSITED WITH LENDER FOR
1001	Hazard Insurance mo. @$ /mo.
1002	Mortgage Insurance mo. @$ /mo.
1003	City property taxes mo. @$ /mo.
1004	County property taxes mo. @$ /mo.
1005	Annual Assessments mo. @$ /mo.
1006	Flood Insurance mo. @$ /mo.
1007	mo. @$ /mo.
1008	Aggregate Reserve for Hazard/Flood Ins. City/Count
1100	TITLE CHARGES
1101	Closing fee to
1102	Abstract or title search to
1103	Title Search to Real Estate Title Services, LLC		125.00
1104	Title insurance binder to
1105	Document Preparation to
1106	Notary fees to
1107	Attorney's fees to Nowlin & Associates, LLC		450.00
(inclues above item No:
1108	Title insurance to CTIC/Nowline= & Associates, LLC	805.00
(inclues above item No: 1104
1109	Lender's coverage
1110	Owner's coverage 250,000.00 - 805.00
1111	release Tracking and Search
1112
1113
1200	GOVERNMENT RECORDING AND TRANSFER CHARGES
1201	Recording fees Deed $ 12.00 :Mortgage $ : Releases $	12.00
1202	City/county/stamps Deed $ : Mortgage $
1203	state tax/stamps Deed $ 250.00 :Mortgage $	250.00
1204
1205
1300	ADDITIONAL SETTLEMENT CHARGES
1301	Survey Fee to N/A
1302	Termite inspection to N/A
1303	Appraisal Fee to: L.B. Wright & Son	1,250.00	1,250.00
1304
1305
1306
1307
1308
1400	TOTAL SETTLEMENT CHARGES (enter on lines 103 and 502, Sections J and K)	2,317.00	1,825.00

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a tru and accurate statement of all receipts and disbursements made on my account or by me in the transaction. I further certify that I have received a copy of the HUD-1 Settlement Statement

Lakeland Industries, Inc.
By:	/s/ Christopher J. Ryan, CEO

By:	/s/ Harvey Pride, Jr.

Nowlin Associates, LLC
By:	/s/ H.M. Nowlin

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar Form. Penalties upon conviction can include a fine or Imprisonment.

For details see Title 18 U.S. Code Section 1001 and Section 1010.

06-25-2010 at 2:10 PM	form HUD-1 (3/86) ref Handbook 4305.2